                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                October 25, 1999
                Date of Report (Date of Earliest Event Reported)

  American Residential Eagle, Inc. (as Depositor of American Residential Eagle
    Bond Trust 1999-2, Issuer of the Collateralized Home Equity Bonds, Series 1999-2, under an Indenture dated July 1, 1999, between American Residential
    Eagle Bond Trust 1999-2, as Issuer, and Norwest Bank Minnesota, National
                       Association, as Indenture Trustee)


                        AMERICAN RESIDENTIAL EAGLE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      333-70189-1               33-0787975
         --------                      -----------               ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


              445 Marine View Avenue, Suite 100, Del Mar, CA 92014
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (619) 350-5001
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    OTHER EVENTS

           American Residential Eagle, Inc. has previously registered the offer and sale of Collateralized Home Equity Bonds, Series 1999-2 (the "Bonds") issued by American Residential Eagle Bond Trust 1999-2.

           The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c). Exhibits

           10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, October 25, 1999.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 1999


                                            AMERICAN RESIDENTIAL EAGLE, INC.

                                            By: /s/ Judith A. Berry
                                               ---------------------------------
                                               Judith A. Berry
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit Number                                                                      Page Number
--------------                                                                      -----------
10.1             Monthly Payment Date Statement relating to the distribution to
                 Bondholders, October 25, 1999....................................      5